UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 30, 2007, Accentia Biopharmaceuticals, Inc. (the “Company”) entered into an amendment to its revolving credit facility with Laurus Master Fund, Ltd. (“Laurus”) to extend the Company’s access to its expanded borrowing availability under this revolving credit facility through March 31, 2008. In consideration of the extension, the Company issued to Laurus a redeemable warrant to purchase up to 4,024,398 shares with an exercise price of $2.67 per share until October 31, 2014 with piggy back registration rights. The Company has the right to terminate and cancel the warrant by making a cash payment in an amount equal to $0.99 for each share underlying the warrant. The Company’s right to terminate and cancel the Warrant expires on the earlier of April 30, 2008 or the date of public release of unblinded clinical trial data from the current Phase 3 clinical trial of SinuNase™. The terms of the amendment and warrant are set forth in Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K.

On October 31, 2007, the Company and holders of 84% of the 8% Convertible Debenture Financing dated September 29, 2006 (the “September Debentures”) agreed to defer required monthly redemption payments under the September Debentures from November 1, 2007 through May 1, 2008 and to allow any unconverted balance of those amounts to be redeemed on the Maturity Date of the September Debentures.

On October 31, 2007, the Company executed a Subordination Agreement in favor of Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. in connection with a financing transaction closed by the Company’s majority-owned subsidiary, Biovest International, Inc. (“Biovest”). The details of this financing transaction are set forth in the text of the Current Report on Form 8-K filed by Biovest on November 2, 2007, which is attached as Exhibit 99.1 hereto.

On November 2, 2007, Biovest entered into a Forbearance Agreement (the “Forbearance”) with Laurus Master Fund, Ltd. (“Laurus”), formalizing certain understandings previously reached by Laurus and Biovest with respect to Biovest’s existing Promissory Note to Laurus dated March 31, 2006 (the “Note”). The details of the Forbearance are included in the Form 8-K, which was filed on November 2, 2007 by Biovest with the SEC which is attached as Exhibit 99.1.

The offers and sales of securities in the transactions described hereinabove were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506 and/or Rule 144A thereunder. Such offers and sales were made solely to “accredited investors” under Rule 506 and/or “qualified institutional buyers” under Rule 144A and were made without any form of general solicitation and with full access to any information requested by the investors regarding the Company or the securities offered in these transactions.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: November 2, 2007

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Overadvance Side Letter dated as of October 21, 2007 between Accentia Biopharmaceuticals, Inc. (“Accentia”) and Laurus Master Fund, Ltd. (“Laurus”)

10.2	Common Stock Warrant issued to Laurus

10.3	Subordination Agreement dated October 31, 2007 between Accentia and LV Administrative Services, Inc. as Agent and Valens U.S. SPV I, LLC. and Valens Offshore SPV II, Corp.

99.1	Form 8-K filed by Biovest International, Inc on November 2, 2007 (File No. 000-11480)

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